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                                    PROFUNDS

                      Supplement dated September 13, 2001
                      to the Prospectus dated May 1, 2001,
                          as revised September 4, 2001

                              Money Market ProFund

Effective immediately, shares of the Money Market ProFund are available for purchase and redemption on each day on which U.S. bond markets are open for trading (a "Money Market Business Day"). Purchase and redemption orders received and accepted prior to 4:00 p.m., Eastern time, on any Money Market Business Day will be effected at the net asset value per share of the applicable class of shares of the Money Market ProFund determined as of 4:00 p.m., Eastern time, on that date.


         Investors should retain this supplement for future reference.